Exhibit 99.1

CareDx Reports Fourth Quarter and Full Year 2022 Results
BRISBANE, Calif., February 27, 2023 -- CareDx, Inc. (Nasdaq: CDNA) – The Transplant Company™ focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers – today reported financial results for the fourth quarter and full year ended December 31, 2022.
Recent Highlights
•Achieved full year revenue of $321.8 million, an increase of 9% compared with full year 2021 revenue. Highest ever Q4 revenue of $82.4 million, representing year-over-year growth of 4%.
•Full year 2022 AlloMap® and AlloSure® testing volumes grew year-over-year by 19% to approximately 182,000 tests. Provided approximately 47,700 AlloMap and AlloSure patient results in the fourth quarter, growing 14% year-over-year. Q4 test volume included 2,300 AlloSure Lung tests.
•Achieved highest ever cash collections in Q4 at 110% of revenue for testing services, representing an approximately 10% year-over-year increase demonstrating strong operational progress on this key initiative.
•New International Society of Heart and Lung Transplantation (ISHLT) guidelines were published, supporting the expanded use of CareDx’s HeartCare solutions, AlloMap and now AlloSure, in routine monitoring of heart transplant patients.
•Commenced authorized share buyback program of up to $50 million and in Q4 repurchased common stock for approximately $0.6 million. Program demonstrates Board of Directors’ and management’s confidence in the business, cash position and long-term growth opportunities.
•Maintained strong balance sheet with $293 million cash and cash equivalents, and marketable securities, with no debt.
“In 2023 we plan to build on the 3 C’s – catalysts in the pipeline, collections improvements and coverage expansion across the portfolio. We were thrilled to see the first of the C’s make significant progress in Q4, where we achieved our highest ever collections quarter, delivering collections at 110% of testing service revenues,” said Reg Seeto, CEO and President of CareDx. “As we continue to build through the 3 C’s, we remain focused on delivering on adjusted EBITDA profitability in the first half of 2023.”
Q4 2022 Financial Results:
Revenue for the three months ended December 31, 2022 was $82.4 million, an increase of 4% compared with $79.2 million in the fourth quarter of 2021. Testing services revenue for the quarter was $65.4 million, compared with $68.7 million in the same period in 2021. Total AlloSure® and AlloMap® patient results provided in the quarter were 47,700, including 2,300 AlloSure® Lung patient results. Product revenue in the three months ended December 31, 2022 was $8.6 million, compared to $7.7 million in the same period in 2021. Patient and digital solutions revenue in the fourth quarter of 2022 was $8.4 million, compared to $2.9 million in the same period in 2021.
For the fourth quarter of 2022, net loss was $18.3 million, compared to a net loss of $16.2 million in the same period in 2021. Basic and diluted net loss per share in the fourth quarter of 2022 was $0.34, compared to basic and diluted net loss per share of $0.31 in the fourth quarter of 2021.
Non-GAAP net loss was $3.7 million in the fourth quarter of 2022, compared to a non-GAAP net loss of $1.5 million in the fourth quarter of 2021. Basic and diluted non-GAAP net loss per share was $0.07 in the fourth quarter of 2022, compared to a basic and diluted non-GAAP net loss per share of $0.03 in the fourth quarter of 2021.

Adjusted EBITDA for the fourth quarter of 2022 was a loss of $3.7 million, compared to an adjusted EBITDA loss of $1.4 million in the fourth quarter of 2021.
Cash and cash equivalents, and marketable securities was $293 million as of December 31, 2022.
Full Year 2022 Financial Results
Revenue for the full year ended December 31, 2022, was $321.8 million, an increase of 9% compared with $296.4 million in 2021. Testing services revenue for the full year ended December 31, 2022 was $263.7 million, compared with $259.3 million in 2021. Product revenue for the full year ended December 31, 2022 was $29.3 million, compared to $26.8 million in 2021. Patient and digital solutions revenue for the full year 2022 was $28.8 million, compared to $10.3 million in 2021.
Net loss for the full year ended December 31, 2022 was $76.6 million, compared to a net loss of $30.7 million in 2021. Basic and diluted net loss per share for the full year ended December 31, 2022 was $1.44, compared to basic and diluted net loss per share of $0.59 in the full year ended December 31, 2021.
Non-GAAP net loss was $20.9 million for the full year ended December 31, 2022, compared to a non-GAAP net income of $15.5 million for the full year ended December 31, 2021. Basic and diluted non-GAAP net loss per share was $0.39 in the full year of 2022, compared to a basic and diluted non-GAAP net income per share of $0.30 and $0.29, respectively, in the full year of 2021.
Adjusted EBITDA for the full year of 2022 was a loss of $17.5 million, compared to an adjusted EBITDA gain of $17.8 million for the full year of 2021.
For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP to Adjusted EBITDA Financial Measures” below.
2023 Guidance
For the full year 2023, CareDx expects revenue to be in the range of $328 million to $338 million.
About CareDx – The Transplant Company
CareDx, Inc., headquartered in Brisbane, California, is a leading precision medicine solutions company focused on the discovery, development, and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers. CareDx offers testing services, products, and digital healthcare solutions along the pre- and post-transplant patient journey, and is the leading provider of genomics-based information for transplant patients. For more information, please visit: www.CareDx.com.
Forward Looking Statements
This press release includes forward-looking statements with respect to expectations regarding CareDx’s upcoming milestones, vision and 2023 revenue guidance. All statements other than statements of historical fact contained in this press release, including statements regarding the future financial position of CareDx, including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, all of which are difficult to predict and many of which are beyond our control, including general economic and market factors, and global economic and marketplace uncertainties related to the COVID-19 pandemic, among others discussed in CareDx’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to, the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 to be filed by CareDx with the SEC on or about February 27, 2023. Any of these may cause CareDx’s actual results, performance, or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures
CareDx has presented in this release certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis, including non-GAAP cost of testing services, non-GAAP cost of product, non-GAAP cost of patient and digital solutions, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP other income (expense), net, non-GAAP income tax (expense) benefit, non-GAAP gross profit, non-GAAP gross margin (%), non-GAAP net (loss) income, non-GAAP basic and diluted net (loss) income per share and adjusted EBITDA. We define non-GAAP net (loss) income and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of contingent consideration; acquisition-related impairment charges and amortization of purchased intangible assets and related tax effects; costs involved with completing an acquisition; unrealized loss on investments; and certain other charges. We define adjusted EBITDA as non-GAAP net (loss) income before net interest income, income tax expense (benefit), depreciation and other (income) expense, net. We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

CONTACTS:
CareDx, Inc.
Media Relations
Anna Czene
818-731-2203
aczene@caredx.com

Investor Relations
Greg Chodaczek
investor@caredx.com

CareDx, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Revenue:
Testing services revenue	$65,418	$68,650	$263,748	$259,285
Product revenue	8,555	7,672	29,251	26,832
Patient and digital solutions	8,411	2,898	28,794	10,280
Total revenue	82,384	79,220	321,793	296,397
Operating expenses:
Cost of testing services	18,657	19,495	72,286	71,251
Cost of product	4,617	5,159	17,639	18,930
Cost of patient and digital solutions	6,216	2,347	22,287	7,208
Research and development	23,570	22,046	90,388	76,525
Sales and marketing	23,668	20,824	96,027	77,245
General and administrative	24,776	24,748	100,397	74,964
Total operating expenses	101,504	94,619	399,024	326,123
Loss from operations	(19,120)	(15,399)	(77,231)	(29,726)
Other income (expense):
Interest income, net	1,870	13	3,762	160
Change in estimated fair value of common stock warrant liability	18	56	107	106
Other expense, net	(924)	(1,722)	(2,872)	(2,628)
Total other income (expense)	964	(1,653)	997	(2,362)
Loss before income taxes	(18,156)	(17,052)	(76,234)	(32,088)
Income tax (expense) benefit	(173)	901	(379)	1,426
Net loss	$(18,329)	$(16,151)	$(76,613)	$(30,662)
Net loss per share:
Basic	$(0.34)	$(0.31)	$(1.44)	$(0.59)
Diluted	$(0.34)	$(0.31)	$(1.44)	$(0.59)
Weighted-average shares used to compute net loss per share:
Basic	53,524,637	52,854,216	53,321,625	52,241,076
Diluted	53,524,637	52,854,216	53,321,625	52,241,076

CareDx, Inc.
Consolidated Balance Sheets
(In thousands)

	As of December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$89,921	$348,485
Marketable securities	203,168	—
Accounts receivable	66,312	59,761
Inventory	19,232	17,186
Prepaid and other current assets	9,216	7,928
Total current assets	387,849	433,360
Property and equipment, net	35,529	22,044
Operating leases right-of-use assets	34,689	17,993
Intangible assets, net	43,051	50,195
Goodwill	37,523	36,983
Restricted cash	522	211
Other assets	3,828	5,835
Total assets	$542,991	$566,621
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,942	$13,337
Accrued compensation	16,902	26,042
Accrued and other liabilities	49,131	37,922
Total current liabilities	75,975	77,301
Deferred tax liability	—	415
Common stock warrant liability	32	139
Deferred payments for intangible assets	2,418	5,041
Operating lease liability, less current portion	33,406	17,394
Other liabilities	249	455
Total liabilities	112,080	100,745
Commitments and contingencies
Stockholders’ equity:
Common stock	52	52
Additional paid-in capital	898,806	853,683
Accumulated other comprehensive loss	(7,503)	(4,670)
Accumulated deficit	(460,444)	(383,189)
Total stockholders’ equity	430,911	465,876
Total liabilities and stockholders’ equity	$542,991	$566,621

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Cost of testing services reconciliation:
GAAP cost of testing services	$18,657	$19,495	$72,286	$71,251
Stock-based compensation expense	(474)	(643)	(1,529)	(2,358)
Acquisition related-amortization of purchased intangibles	(329)	(329)	(1,316)	(1,316)
Non-GAAP cost of testing services	$17,854	$18,523	$69,441	$67,577
Cost of product reconciliation:
GAAP cost of product	$4,617	$5,159	$17,639	$18,930
Stock-based compensation expense	(269)	(133)	(1,120)	(579)
Acquisition related-amortization of purchased intangibles	(411)	(471)	(1,716)	(1,905)
Non-GAAP cost of product	$3,937	$4,555	$14,803	$16,446
Cost of patient and digital solutions reconciliation:
GAAP cost of patient and digital solutions	$6,216	$2,347	$22,287	$7,208
Stock-based compensation expense	(449)	(173)	(1,331)	(728)
Acquisition related-amortization of purchased intangibles	(236)	(226)	(945)	(684)
Non-GAAP cost of patient and digital solutions	$5,531	$1,948	$20,011	$5,796
Research and development expenses reconciliation:
GAAP research and development expenses	$23,570	$22,046	$90,388	$76,525
Stock-based compensation expense	(820)	(1,842)	(7,391)	(7,126)
Asset impairments and write-downs	—	(2,418)	(340)	(2,418)
Non-GAAP research and development expenses	$22,750	$17,786	$82,657	$66,981
Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$23,668	$20,824	$96,027	$77,245
Stock-based compensation expense	(4,701)	(2,743)	(14,403)	(10,887)
Acquisition related-amortization of purchased intangibles	(550)	(547)	(2,252)	(1,891)
Non-GAAP sales and marketing expenses	$18,417	$17,534	$79,372	$64,467
General and administrative expenses reconciliation:
GAAP general and administrative expenses	$24,776	$24,748	$100,397	$74,964
Stock-based compensation expense	(5,413)	(3,964)	(20,779)	(14,403)
Change in estimated fair value of contingent consideration	103	574	(727)	609
Acquisition related fees and expenses	(212)	(262)	(599)	(1,127)
Non-GAAP general and administrative expenses	$19,254	$21,096	$78,292	$60,043
Total other income (expense) reconciliation:
GAAP other income (expense), net	$964	$(1,653)	$997	$(2,362)
Unrealized loss on investments	965	1,576	1,181	1,743
Investment impairment	—	—	500	—
Other charges	11	(1)	43	148
Non-GAAP other income (expense), net	$1,940	$(78)	$2,721	$(471)
Income tax (expense) benefit reconciliation:
GAAP income tax (expense) benefit	$(173)	$901	$(379)	$1,426
Tax effect related to amortization of purchased intangibles	(98)	(120)	(419)	(493)
Non-GAAP income tax (expense) benefit	$(271)	$781	$(798)	$933

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin
(Unaudited)
(In thousands, except percentages)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Total revenue	$82,384	$79,220	$321,793	$296,397
GAAP cost of sales	29,490	27,001	112,212	97,389
GAAP gross profit	52,894	52,219	209,581	199,008
Stock-based compensation expense	1,192	949	3,980	3,665
Acquisition related-amortization of purchased intangibles	976	1,026	3,977	3,905
Non-GAAP gross profit	$55,062	$54,194	$217,538	$206,578
Non-GAAP gross margin %	67%	68%	68%	70%

CareDx, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP net loss	$(18,329)	$(16,151)	$(76,613)	$(30,662)
Stock-based compensation expense	12,126	9,498	46,553	36,081
Unrealized loss on investments	965	1,576	1,181	1,743
Acquisition related-amortization of purchased intangibles	1,526	1,573	6,229	5,796
Acquisition related fees and expenses	212	262	599	1,127
Change in estimated fair value of contingent consideration	(103)	(574)	727	(609)
Tax effect related to amortization of purchased intangibles	(98)	(120)	(419)	(493)
Asset impairments and write-downs	—	2,418	840	2,418
Other Charges	11	(1)	43	148
Non-GAAP net (loss) income	$(3,690)	$(1,519)	$(20,860)	$15,549

GAAP basic and diluted net loss per share	$(0.34)	$(0.31)	$(1.44)	$(0.59)

Non-GAAP basic net (loss) income per share	$(0.07)	$(0.03)	$(0.39)	$0.30
Non-GAAP diluted net (loss) income per share	$(0.07)	$(0.03)	$(0.39)	$0.29

Shares used in computing non-GAAP basic net loss/income per share	53,524,637	52,854,216	53,321,625	52,241,076
Shares used in computing non-GAAP diluted net loss/income per share	53,524,637	52,854,216	53,321,625	54,410,979

CareDx, Inc.
Reconciliation of Non-GAAP to Adjusted EBITDA Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Non-GAAP net (loss) income	$(3,690)	$(1,519)	$(20,860)	$15,549
Interest income	(1,870)	(13)	(3,762)	(160)
Income tax expense (benefit)	272	(781)	798	(933)
Depreciation expense	1,682	860	5,248	2,739
Other (income) expense, net	(70)	95	1,041	632
Adjusted EBITDA	$(3,676)	$(1,358)	$(17,535)	$17,827